SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2007

ASIA TIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51981	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601-1604, 16/F., CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(852)-23100101

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02, below, is herein incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 3.02, below, is herein incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities.

On November 13, 2007, Asia Time Corporation (the “Company”) closed a financing transaction under Regulation S with ABN AMRO Bank N.V. (the “Subscriber”) issuing (i) US $8,000,000 Variable Rate Convertible Bonds due 2012 (the “Bonds”) and (ii) warrants to purchase 600,000 shares of common stock of the Company expiring 2010 (the “Warrants”). The financing transaction was completed in accordance with a subscription agreement entered into by the Company and the Subscriber dated October 31, 2007, attached hereto as Exhibit 10.1.

US $8,000,000 Variable Rate Convertible Bonds

The Bonds were issued further to a trust deed between the Company and The Bank of New York, London Branch, dated November 13, 2007 (the “Trust Deed”), attached hereto as Exhibit 4.1, and are represented by the global certificate in the form as set forth in the Trust Deed. The bonds are subject to a paying and conversion agency agreement between the Company, The Bank of New York, and The Bank of New York, London Branch, attached hereto as Exhibit 4.2.

The Bonds are subscribed at a price equal to 97% of their principal amount, which is the issue price of 100% less a 3% commission to the Subscriber. The Terms and Conditions of the Bonds (the “Terms”) contained in the Trust Deed, set forth, among other things, the following terms:

•	The Bonds bear interest from November 13, 2007 at the rate of 6% per annum for the first year after November 13, 2007 and 3% per annum thereafter, of the principal amount of the Bonds.

•
Each Bond is convertible at the option of the holder at any time on and after 365 days after the date the Company’s shares of common stock commence trading on the American Stock Exchange or any alternative stock exchange (the “Listing Date”) into shares of common stock of the Company at an initial per share conversion price (“Conversion Price”) equal to the price per share at which shares are sold in the Company’s proposed initial public offering on the American Stock Exchange (“AMEX”) with minimum gross proceeds of US$2,000,000. If no initial public offering has occurred prior to conversion, the Conversion Price will be US$2.00, subject to adjustment according to the Terms of the Bonds. No Bonds may be converted after the close of business on November 13, 2012, or if such Bond is called for redemption before the maturity date, then up to the close of business on a date no later than seven business days prior to the date fixed for redemption thereof.

•
The number of shares of the Company’s common stock to be issued on conversion of the Bonds will be determined by dividing the principal amount of each Bond to be converted by the Conversion Price in effect at the conversion date. The Conversion Price is subject to adjustment in certain events, including the Company’s issuance of additional shares of common stock or rights to purchase common stock at a per share or per share exercise or conversion price, respectively, at less than the applicable Conversion Price of the Bonds. If for the period of 20 consecutive trading days immediately prior to November 13, 2009 or September 29, 2012, the Conversion Price for the Bonds is higher than the average closing price for the shares, then the Conversion Price will be reset to such average closing price; provided that, the conversion price will not be reset lower than 70% of the then existing conversion price. In addition, the Trust Deed provides that the Conversion Price of the Bonds cannot be adjusted to lower than $0.25 per share of common stock (as adjusted for stock splits, stock dividends, spin-offs, rights offerings, recapitalizations and similar events).

•
If on or before November 13, 2008, (i) the Company common stock is not listed on AMEX or the New York Stock Exchange or NASDAQ or (ii) the Bonds, Warrants, and shares underlying the Bonds and Warrants are not registered with the Securities and Exchange Commission (the “SEC”), the holder of the Bonds can require the Company to redeem the Bonds at 106.09% of their principal amount. Also, at any time after November 13, 2010, the holders of the Bonds can require the Company to redeem the Bonds at 126.51% of their principal amount. The Company is required to redeem any outstanding Bonds at 150.87% of its principal amount on November 13, 2012.

Warrants to Purchase 600,000 Shares of Common Stock

The warrant by and between the Company and the Subscriber, dated November 13, 2007 (the “Warrant Instrument”), is attached hereto as Exhibit 4.3. The Warrants are subject to the terms of a warrant agency agreement by and among the Company, The Bank of New York and The Bank of New York, London Branch, dated November 13, 2007 (the “Warrant Agency Agreement”), attached hereto as Exhibit 4.4, and are in registered form and represented by a global certificate in a form as set forth in the Warrant Instrument.

Pursuant to the terms and conditions of the Warrant Instrument and Warrant Agency Agreement, the Warrants vested on November 13, 2007 and will terminate on November 13, 2010. The Company has agreed to list the Warrants on AMEX, or any alternative stock exchange by November 13, 2008. In addition, the Company has agreed to register the shares of common stock underlying the Warrants with the SEC on or prior to November 13, 2008 and will keep the registration effective until 30 days after the Warrants terminate.

The securities were offered and sold to the Subscriber in reliance upon exemption from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). We complied with the conditions of Rule 903 as promulgated under the Securities Act as follows: Subscriber is a non-U.S. resident and has not offered or sold their shares in accordance with the provisions of Regulation S, an appropriate legend was affixed to the stock certificate issued in accordance with Regulation S, Subscriber has represented that it was not acquiring the securities for the account or benefit of a U.S. person, agreed to resell the securities only in accordance with the provisions of Regulation S, pursuant to a registration statement under the Securities Act or pursuant to an available exemption from registration and agreed not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act. The Company will refuse to register any transfer of the shares not made in accordance with Regulation S, after registration or under an exemption.

Registration Rights

On November 13, 2007 the Company and the Subscriber also entered into a registration rights agreement, attached hereto as Exhibit 4.5, pursuant to which the Company agreed to register the Bonds and Warrants, and the shares of common stock underlying the Bonds and Warrants (the “Registrable Securities”). The Company will prepare and file with the SEC, no later than 90 days after the Listing Date, a Registration Statement on Form S-1 (the “Registration Statement”) to register the Registrable Securities and, as promptly as possible, and in any event no later than 365 days after the Listing Date, cause that Registration Statement, as amended, to become effective. In addition, the Company agreed to list all Registrable Securities covered by the Registration Statement on each securities exchange on which similar securities issued by the Company are then listed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Trust Deed, dated November 13, 2007 between Asia Time Corporation and The Bank of New York, London Branch.
4.2	Paying and Conversion Agreement, dated November 13, 2007 among Asia Time Corporation, The Bank of New York, and The Bank of New York, London Branch.
4.3	The Warrant Instrument, dated November 13, 2007 between Asia Time Corporation and ABN Amro Bank N.V.
4.4	Warrant Agency Agreement, dated November 13, 2007 among Asia Time Corporation, The Bank of New York and The Bank of New York, London Branch.
4.5	Registration Rights Agreement, dated November 13, 2007 between Asia Time Corporation and ABN Amro Bank N.V.
10.1	Subscription Agreement dated October 31, 2007 between Asia Time Corporation and ABN Amro Bank N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2007	ASIA TIME CORPORATION

	By:	/s/ Kwong Kai Shun
	Name: Title:	Kwong Kai Shun Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Exhibit Index

Exhibit Number	Description
4.1	Trust Deed, dated November 13, 2007 between Asia Time Corporation and The Bank of New York, London Branch.
4.2	Paying and Conversion Agreement, dated November 13, 2007 among Asia Time Corporation, The Bank of New York, and The Bank of New York, London Branch.
4.3	The Warrant Instrument, dated November 13, 2007 between Asia Time Corporation and ABN Amro Bank N.V.
4.4	Warrant Agency Agreement, dated November 13, 2007 among Asia Time Corporation, The Bank of New York and The Bank of New York, London Branch.
4.5	Registration Rights Agreement, dated November 13, 2007 between Asia Time Corporation and ABN Amro Bank N.V.
10.1	Subscription Agreement dated October 31, 2007 between Asia Time Corporation and ABN Amro Bank N.V.